UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 8, 2021
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Buiding B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2021, the Board of Directors (the “Board”) of Establishment Labs Holdings Inc. (the “Company”) appointed Raj Denhoy as the Company’s permanent Chief Financial Officer, effective immediately. As disclosed in a Form 8-K filed on July 12, 2021, the Board previously appointed Mr. Denhoy to serve as the Company’s interim Chief Financial Officer. Mr. Denhoy will continue to serve as the Company’s principal financial officer and principal accounting officer.

Mr. Denhoy, age 51, has served as the Company’s interim Chief Financial Officer since August 1, 2021 and previously served as the Company’s Head of Strategy and Investor Relations from February 2021 to December 2021. Prior to joining the Company in February 2021, Mr. Denhoy served as a Managing Director of the Jefferies Group, LLC from December 2009 until February 2021. Mr. Denhoy holds a bachelor’s degree in biology from UC Berkeley, a master’s degree in physiology from Georgetown University, and an MBA from Cornell University.

In connection with his appointment as Chief Financial Officer, Mr. Denhoy will enter into a customary indemnification agreement with the Company, the form of which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 2021.

There are no arrangements or understandings between Mr. Denhoy and any other persons pursuant to which he was selected as an officer of the Company, and there are no family relationships between Mr. Denhoy and any director or executive officer of the Company. Mr. Denhoy has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Establishment Labs Holdings Inc. dated December 13, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	December 13, 2021	By:	/s/ Rajbir S. Denhoy
		Name:	Rajbir S. Denhoy
		Title:	Chief Financial Officer